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                                                                      Exhibit 23







                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-95251 and 33-42420) and Form S-8 (No. 33-42420) of Raytech Corporation of our report dated March 14, 2003, relating to the financial statements, which appears in this Annual Report on Form 10-K.




PRICEWATERHOUSECOOPERS LLP





Hartford, Connecticut
March 31, 2003